Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3 TO CREDIT AGREEMENT (INCREMENTAL INCREASE)

This AMENDMENT NO. 3 TO CREDIT AGREEMENT (INCREMENTAL INCREASE) (this “Amendment”), dated as of July 2, 2020, is entered into by and among KBR, INC., a Delaware corporation (“KBR”), each subsidiary of KBR identified as a “Borrower” on the signature pages hereto (together with KBR, the “Borrowers” and each a “Borrower”), as borrowers, the Guarantors (as identified on the signature pages hereto, and together with the Borrowers, the “Loan Parties”), each Increasing Lender (as defined below), BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as the Swing Line Lender (as defined in the Existing Credit Agreement (defined below)), and each L/C Issuer (as defined in the Existing Credit Agreement).
RECITALS
WHEREAS, the Borrowers, the Administrative Agent and certain banks and other financial institutions (to the extent of their Loans and Commitments under the Existing Credit Agreement as in effect immediately prior to giving effect to this Amendment, the “Existing Lenders”) are parties to that certain Syndicated Facility Agreement, dated as of April 25, 2018 (as previously amended, as amended hereby and as further amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement” and the Credit Agreement prior to giving effect to this Amendment being referred to as the “Existing Credit Agreement”), pursuant to which the Existing Lenders have extended certain revolving, term and performance letter of credit facilities to KBR;
WHEREAS, KBR has requested that certain Lenders (as defined in the Credit Agreement) agree to provide a Revolving Credit Increase pursuant to Section 2.14 of the Existing Credit Agreement (under clause (b)(ii) of the definition of the term “Incremental Fixed Amount”) in an aggregate principal amount of $500 million (the “2020 Revolving Credit Increase”), and each of the Lenders with a 2020 Revolving Credit Increase amount listed on the revised Schedule 2.01 attached hereto (such Lenders, the “Increasing Lenders”) is willing to effect such 2020 Revolving Credit Increase, as provided in, and on the terms and conditions contained in, this Amendment.
NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
1. Defined Terms.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Credit Agreement, as amended by this Amendment.
2. 2020 Revolving Credit Increase Amendments.  Subject to the terms and conditions hereof and in accordance with Section 2.14 of the Existing Credit Agreement and clause (b)(ii) of the definition of the term “Incremental Fixed Amount”:
(a) The aggregate Revolving Credit Commitments under the Existing Credit Agreement are increased by the 2020 Revolving Credit Increase effectuated pursuant to this Amendment and Section 2.14 of the Existing Credit Agreement (under clause (b)(ii) of the definition of the term “Incremental Fixed Amount”) so that, as of the Amendment No. 3 Effective Date (defined below), the aggregate Revolving Credit Commitments shall equal $1,000,000,000.
(b) Schedule 2.01 to the Existing Credit Agreement is hereby amended by replacing such schedule solely with respect to the Revolving Credit Commitments of the Revolving Credit Lenders (which term shall include the Increasing Lenders as of the Amendment No. 3 Effective Date) with the revised Schedule 2.01 attached as Annex I hereto.
3. Revolving Credit Facility Adjustments.  Notwithstanding anything to the contrary in the Existing Credit Agreement or the Credit Agreement, each party hereto agrees as follows (collectively, the “Revolving Credit Facility Adjustments”):
(a)
that upon the Amendment No. 3 Effective Date (A) the Revolving Credit Lenders, the Aggregate Revolving Credit Commitments and the allocations of the Revolving Credit Commitments all shall be as set forth on Schedule 2.01 attached as Annex I hereto (and for any Revolving Credit Borrowing made on the Amendment No. 3 Effective Date, the required minimum amounts and multiples set forth in the Credit Agreement with respect to such Borrowing are hereby waived), and (B) the aggregate Performance Letter of Credit Commitments shall be reduced to $0 (the “PLOC Reduction”) (but, for the avoidance of doubt, the Performance Letter of Credit Facility shall not be terminated), and for the avoidance of doubt, it shall be understood that due to the utilization of the amount of the PLOC Reduction for the 2020 Revolving Credit Increase pursuant to clause (b)(ii) of the term “Incremental Fixed Amount” such amount will not be available to increase clause (b) of the definition of “Incremental PLOC Amount”;

(b)
that with respect to the Revolving Credit Facility, the requisite assignments shall be deemed to be made in such amounts among the Revolving Credit Lenders (including the Increasing Lenders), and from each Revolving Credit Lender to each other Revolving Credit Lender, with the same force and effect as if such assignments were evidenced by applicable Assignment and Assumptions under the Credit Agreement;

(c)
each of the Letters of Credit set forth on Annex II hereto are outstanding Performance Letters of Credit under the Performance Letter of Credit Facility immediately prior to the effectiveness of this Amendment (the “Existing PLOC L/Cs”), and each of the L/C Issuers that is the issuer of any of the Existing PLOC L/Cs, the Administrative Agent and KBR hereby agrees that upon the Amendment No. 3 Effective Date (including the effectiveness of the 2020 Revolving Credit Increase) and the PLOC Reduction, the Existing PLOC L/Cs will be deemed outstanding under the Revolving Credit Facility (giving effect to the 2020 Revolving Credit Increase); and

(d)	to any adjustments to be made to the Register to effectuate such reallocations and assignments.
In connection therewith, (x) any reallocation among the applicable Revolving Credit Lenders resulting from the Revolving Credit Facility Adjustments and (y) the repayment of any Revolving Credit Loans made or deemed to be made in connection with the Revolving Credit Facility Adjustments (without regard to any required minimum prepayment amounts or multiples set forth in the Existing Credit Agreement or the Credit Agreement), and any reallocation among the applicable Revolving Credit Lenders of outstanding Revolving Credit Loans resulting from the Revolving Credit Facility Adjustments, shall in each case all occur on the Amendment No. 3 Effective Date in connection with this Amendment, and the Administrative Agent may make such adjustments between and among the Revolving Credit Lenders and the relevant Borrowers as are reasonably necessary to effectuate the Revolving Credit Facility Adjustments, so that the outstanding aggregate Revolving Credit Commitments are as set forth on the revised Schedule 2.01 attached as Annex I hereto as of the Amendment No. 3 Effective Date and the outstanding Revolving Credit Loans on the Amendment No. 3 Effective Date are held by the Revolving Credit Lenders in accordance with their respective Applicable Percentages set forth on such revised Schedule 2.01.  Notwithstanding anything to the contrary in Section 10.06 of the Existing Credit Agreement or the Credit Agreement, or any provision of this Amendment, no other documents or instruments, including any Assignment and Assumption, shall be executed in connection with these assignments (all of which requirements are hereby waived), and such assignments shall be deemed to be made with all applicable representations, warranties and covenants as if evidenced by an Assignment and Assumption.  In connection therewith, and any prepayment, repayment or reallocation of Revolving Credit Loans on the Amendment No. 3 Effective Date as provided herein, the Borrowers shall pay any additional amounts required pursuant to Section 3.05 of the Existing Credit Agreement (including as if any reallocations constituted prepayments and reborrowings).
4. Other Amendments to the Credit Agreement.  Subject to the terms and conditions hereof and with effect from and after the Amendment No. 3 Effective Date:
(a) MUFG Union Bank, N.A. is hereby deemed to be a “Joint Lead Arranger and Joint Bookrunner” on the cover page of the Credit Agreement; and
(b) Section 1.01 of the Credit Agreement is hereby amended by adding MUFG Union Bank, N.A. to the list of joint lead arrangers and joint bookrunners in the definition of “Arrangers”.
5. Representations and Warranties.  By its execution hereof, each Loan Party hereby represents and warrants to the Administrative Agent and the Increasing Lenders as follows:
(a) the execution, delivery and performance by such Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action and do not and will not (i) contravene the terms of any of such Loan Party’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which such Loan Party is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (iii) violate any applicable Law, except, in the cases of clause (ii) and (iii) as could not reasonably be expected to have a Material Adverse Effect;
(b) this Amendment has been duly executed and delivered by each Loan Party, and constitutes a legal, valid and binding obligation of each Loan Party (and the Credit Agreement, as amended hereby, and each other Loan Document constitutes the legal, valid and binding obligation of each Loan Party party thereto), in each case enforceable against each Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(c) before and after giving effect to the PLOC Reduction and the 2020 Revolving Credit Increase (and assuming that the entire principal amount of such 2020 Revolving Credit Increase is fully drawn), the representations and warranties of each Loan Party contained in Article V of the Credit Agreement and each other Loan Document are true and correct in all material respects (or, with respect to representations and warranties modified by materiality standards, in all respects) on and as of the Amendment No. 3 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, with respect to representations and warranties modified by materiality standards, in all respects) as of such earlier date, and except that for purposes of this clause (c), the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively; and
(d) before and after giving effect to the PLOC Reduction and the 2020 Revolving Credit Increase (and assuming that the entire principal amount of such 2020 Revolving Credit Increase is fully drawn), no Default exists.
6. Amendment No. 3 Effective Date.
(a) This Amendment (including the Revolving Credit Facility Adjustments and the Credit Agreement) will become effective on the first date (the “Amendment No. 3 Effective Date”) on which the following conditions precedent are satisfied:
(i)	the Administrative Agent and the Increasing Lenders shall have received, in form and substance reasonably satisfactory to them, each of the following:
(A) counterparts of this Amendment duly executed by (1) each Loan Party, (2) the Administrative Agent, (3) each Increasing Lender (after giving effect to the Facilities Adjustments), (4) the Swing Line Lender, and (5) each L/C Issuer;
(B) (1) the documentation and other information with respect to each Loan Party that is required by regulatory authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Act, or by an Increasing Lender’s internal policies and (2) if any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to such Borrower;
(C) one or more certificates of a Responsible Officer of each Loan Party, each in form and substance reasonably satisfactory to the Administrative Agent and together with all attachments identified below, certifying in his/her capacity as such, as of the Amendment No. 3 Effective Date:
(1) as to the accuracy of the representations and warranties set forth in Section 5 above;
(2) that since December 31, 2019, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect;
(3) that the resolutions or written consent adopted by such Loan Party approving or consenting to the 2020 Revolving Credit Increase and the Organization Documents (including all amendments thereto) of such Loan Party (A) have not been modified, amended, rescinded or replaced since such Organization Documents were last delivered and certified to the Administrative Agent and continue to be in full force and effect as of the Amendment No. 3 Effective Date or (B) are attached thereto and are true and correct copies thereof, in full force and effect as of the Amendment No. 3 Effective Date and, in the case of the certificate of formation or articles of incorporation or organization (as the case may be) under this clause (B), shall be certified (to the extent such certificates are routinely issued in such jurisdiction) as of a recent date by the appropriate Governmental Authority in such Loan Party’s jurisdiction of incorporation or formation;
(4) that the attached document(s) and certification(s) as reasonably required by the Administrative Agent to evidence that such Loan Party is duly organized or formed, validly existing, in good standing (to the extent applicable) and qualified to engage in business in such Loan Party’s jurisdiction of incorporation or formation are true and correct copies thereof, in full force and effect as of the Amendment No. 3 Effective Date and certified by the appropriate Governmental Authority in such Loan Party’s jurisdiction of incorporation or formation (to the extent such certificates are routinely issued in such jurisdiction) as of a recent date prior to the Amendment No. 3 Effective Date reasonably satisfactory to the Administrative Agent; and
(5) before and after giving effect to the PLOC Reduction and the 2020 Revolving Credit Increase (and assuming that the entire principal amount of such 2020 Revolving Credit Increase is fully drawn), KBR and its Restricted Subsidiaries are in pro forma compliance with each of the financial covenants contained in Section 7.11 of the Existing Credit Agreement; and
(D) to the extent requested not later than two Business Days prior to the Amendment No. 3 Effective Date, the Administrative Agent shall have received Revolving Credit Notes, if any, executed by each applicable Borrower in favor of each Increasing Lender requesting such Revolving Credit Notes, whether in replacement of existing Revolving Credit Notes or otherwise (provided that the delivery of any Revolving Credit Note in replacement of an existing Revolving Credit Note shall be subject to the prompt return after such delivery of the applicable replaced existing Revolving Credit Note, as applicable, to KBR for cancellation); provided that any failure to request any such Revolving Credit Note in connection with the Amendment No. 3 Effective Date shall not limit the ability of any Increasing Lender to request a Revolving Credit Note from time to time pursuant to the Credit Agreement;
(ii)
concurrently with the Amendment No. 3 Effective Date (A) the Administrative Agent and the applicable Borrowers shall make such prepayments and other adjustments as are necessary so that each Revolving Credit Lender’s respective share of the Revolving Credit Loans under the Revolving Credit Facility (giving effect to the 2020 Revolving Credit Increase and any Borrowings on the Amendment No. 3 Effective Date) shall be consistent with such Revolving Credit Lender’s allocation to the Revolving Credit Facility on the Amendment No. 3 Effective Date (as set forth on Schedule 2.01 attached hereto as Annex I, (B) KBR shall have paid all accrued and unpaid interest and fees with respect to all Loans and Letters of Credit outstanding under the Existing Credit Agreement to and including the Amendment No. 3 Effective Date and (C) to the extent such amounts are provided at least two Business Days prior to the Amendment No. 3 Effective Date, KBR shall have paid any amounts under Section 3.05 of the Credit Agreement or other amounts provided by the Credit Agreement or any other Loan Document (including this Amendment) in connection with the Revolving Credit Facility Adjustments (without prejudice to the obligation of the Borrower to pay such amounts to any Revolving Credit Lender after the Amendment No. 3 Effective Date);

(iii)
on or before the Amendment No. 3 Effective Date, to the Person to whom such fees are owing, any fees required to be paid pursuant to this Amendment, the Existing Credit Agreement, any Fee Letter (as defined in the Credit Agreement) or any other fee agreement between or among any Loan Party and any Arranger, Syndication Agent and/or Documentation Agent;

(iv)
all fees and expenses required to be paid in connection with this Amendment (including all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and/or its Affiliates (including the reasonable and documented fees, disbursements and other out-of-pocket charges of counsel (subject to the limitations set forth in Section 10.04(a)(i) of the Credit Agreement))) shall have been paid (in the case of expenses, to the extent that KBR has received an invoice therefor at least three Business Days prior to the Amendment No. 3 Effective Date (without prejudice to any post-closing settlement of such fees, costs and expenses to the extent not so invoiced));

(v)
the Administrative Agent shall have received a Request for Credit Extension in accordance with the requirements of the Credit Agreement for any Credit Extension to occur on the Amendment No. 3 Effective Date, if any; and

(vi)
the Administrative Agent shall have received from KBR a notice of the reduction to $0 of the Performance Letter of Credit Facility pursuant to Section 2.06(a) of the Existing Credit Agreement (which may state that such notice is conditioned upon the effectiveness of the 2020 Revolving Credit Increase, in which case such notice may be revoked by KBR (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied).

(b) For purposes of determining compliance with the conditions specified in this Section 6, each Increasing Lender that has executed this Amendment and delivered it to the Administrative Agent shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required under this Section 6 to be consented to or approved by or acceptable or satisfactory to an Increasing Lender unless the Administrative Agent shall have received notice from such Increasing Lender prior to this Amendment being deemed effective by the Administrative Agent on the Amendment No. 3 Effective Date specifying its objection thereto.
(c) From and after the Amendment No. 3 Effective Date, the Credit Agreement is amended as set forth herein.
(d) Except as expressly amended and/or waived pursuant hereto, the Existing Credit Agreement and each other Loan Document shall remain unchanged and in full force and effect and each is hereby ratified and confirmed in all respects, and any waiver contained herein shall be limited to the express purpose set forth herein and shall not constitute a waiver of any other condition or circumstance under or with respect to the Credit Agreement or any of the other Loan Documents.
(e) The Administrative Agent will notify the Borrower and the Lenders of the occurrence of the Amendment No. 3 Effective Date.
7. No Novation; Reaffirmation.  Neither the execution and delivery of this Amendment nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Existing Credit Agreement, the Credit Agreement or of any of the other Loan Documents or any obligations thereunder.  Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) confirms and affirms all of its obligations under the Loan Documents, (c) confirms and affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting as security for the payment and performance of the Obligations outstanding on the Amendment No. 3 Effective Date immediately prior to the effectiveness of the amendments provided by this Agreement and any Obligations outstanding at any time under the Credit Agreement, and (d) agrees that this Amendment and all documents executed in connection herewith (i) do not operate to reduce or discharge any Loan Party’s obligations under the Loan Documents and (ii) in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.
8. Miscellaneous.
(a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement and each other Loan Document are and shall remain in full force and effect.  All references in any Loan Document to the “Credit Agreement” or “this Agreement” (or similar terms intended to reference the Credit Agreement) shall henceforth refer to the Credit Agreement as amended by this Amendment.  This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.
(b) This Amendment shall be binding upon and inure to the benefit of the parties hereto, each other Lender and each other Loan Party, and their respective successors and assigns.
(c) THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  WITHOUT LIMITING THE FOREGOING SENTENCE, THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 10.14 AND 10.15 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, VENUE AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.
(d) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment, the Credit Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Except as provided in Section 6, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties required to be a party hereto.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.  This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.
(e) If any provision of this Amendment, the Credit Agreement as amended hereby or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment, the Credit Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(f) The Borrower agrees to pay in accordance with Section 10.04 of the Credit Agreement all reasonable out of pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.
(g) This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.
9. References.  All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement as amended hereby, and as further amended, restated, supplemented or modified from time to time in accordance with the terms thereof.
10. New Lenders.  By its execution of this Amendment, each Increasing Lender other than an Existing Lender (each a “New Lender”) hereby confirms and agrees that, on and after the Amendment No. 3 Effective Date, it shall be a party to the Credit Agreement as a Lender, shall have all of the rights and be obligated to perform all of the obligations of a Lender thereunder and its Loans and Commitments to the Facilities shall be as set forth on the revised Schedule 2.01 attached as Annex I hereto.  Each New Lender severally, and not jointly, further (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement, (iii) from and after the Amendment No. 3 Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, and (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into the Credit Agreement on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, any other Lender, agent or arranger; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations that by the terms of the Loan Documents are required to be performed by it as a Lender.
[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS AND GUARANTORS:
KBR, INC., a Delaware corporation, as KBR, a Borrower and a Guarantor

By:
Name:
Title:

KELLOGG BROWN & ROOT LLC, a Delaware limited liability company, as a Borrower and a Guarantor

By:
Name:
Title:

KBR ENGINEERING COMPANY, LLC, a Delaware limited liability company, as a Borrower and a Guarantor

By:
Name:
Title:

KBR SERVICES, LLC, a Delaware limited liability company, as a Borrower and a Guarantor

By:
Name:
Title:

KBR WYLE SERVICES, LLC, a Delaware limited liability company, as a Borrower and a Guarantor

By:
Name:
Title:

KBR CONSTRUCTION COMPANY, LLC, a Delaware limited liability company, as a Borrower and a Guarantor

By:
Name:
Title:

KBR GROUP HOLDINGS, LLC, a Delaware limited liability company, as a Borrower and a Guarantor

By:
Name:
Title:

KELLOGG BROWN & ROOT PTY LTD., an Australian limited company, as a Borrower

By:
Name:
Title:

GUARANTORS:
GLOBAL LOGISTICS SUPPORT, LLC, a Delaware limited liability company, as a Guarantor

By:
Name:
Title:

KBR DIEGO GARCIA, LLC, a Delaware limited liability company, as a Guarantor

By:
Name:
Title:

KBR HOLDINGS, LLC, a Delaware limited liability company, as a Guarantor

By:
Name:
Title:

KBR OVERSEAS, INC., a Delaware corporation, as a Guarantor

By:
Name:
Title:

KBR TECHNICAL SERVICES, INC., a Delaware corporation, as a Guarantor

By:
Name:
Title:

KBR USA LLC, a Delaware limited liability company, as a Guarantor

By:
Name:
Title:

KBRWYLE RANGE SERVICES, LLC, a Delaware limited liability company, as a Guarantor

By:
Name:
Title:

TECHNICAL STAFFING RESOURCES, LLC, a Delaware limited liability company, as a Guarantor

By:
Name:
Title:

WYLE INC., a Delaware corporation, as a Guarantor

By:
Name:
Title:

WYLE INFORMATION SYSTEMS, LLC, a Delaware limited liability company, as a Guarantor

By:
Name:
Title:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

BANK OF AMERICA, N.A., as a Lender, the Swing Line Lender and an L/C Issuer

By:
Name:
Title:

[_______________], as [an Increasing Lender] [and] [an L/C Issuer][1]

By:
Name:
Title:

1 NTD:  Separate signature page for each Increasing Lender and/or L/C Issuer.

Annex I
Schedule 2.01 - Commitments and Applicable Percentages
(Revolving Credit Facility Only)

	Incremental Revolving Credit Facility		Pro Forma Revolving Credit Facility
Lender	Revolving Credit Commitment	Applicable Percentage of Revolving Facility	Revolving Credit Facility	Applicable Percentage of Revolving Facility
Bank of America, N.A.	$35,209,415.84	7.041883168%	$72,515,000.00	7.251500000%
The Bank of Nova Scotia, Houston Branch	$35,209,415.84	7.041883168%	$72,515,000.00	7.251500000%
BBVA USA	$35,209,415.84	7.041883168%	$72,515,000.00	7.251500000%
BNP Paribas	$35,209,415.84	7.041883168%	$72,515,000.00	7.251500000%
Capital One, National Association	$35,209,415.84	7.041883168%	$72,515,000.00	7.251500000%
Citibank, N.A.	$35,209,415.84	7.041883168%	$72,515,000.00	7.251500000%
Citizens Bank, N.A.	$35,209,415.84	7.041883168%	$72,515,000.00	7.251500000%
Regions Bank	$35,209,415.84	7.041883168%	$72,515,000.00	7.251500000%
Truist Bank	$35,209,415.84	7.041883168%	$72,515,000.00	7.251500000%
MUFG Bank, Ltd.	-	0.000000000%	$33,678,652.35	3.367865235%
MUFG Union Bank, N.A.	$40,523,672.38	8.104734476%	$40,523,672.38	4.052367238%
Standard Chartered Bank	$36,250,000.00	7.250000000%	$72,500,000.00	7.250000000%
Santander Bank, N.A.	$32,086,706.97	6.417341394%	$65,765,359.32	6.576535932%
Sumitomo Mitsui Banking Corporation	$30,590,717.30	6.118143460%	$61,181,434.60	6.118143460%
HSBC Bank USA, N.A.	$28,664,160.79	5.732832158%	$58,715,881.35	5.871588135%
Riyad Bank, Houston Agency	$15,000,000.00	3.000000000%	$15,000,000.00	1.500000000%
Total	$500,000,000.00	100.000000000%	$1,000,000,000.00	100.000000000%

Annex II
Existing PLOC L/Cs